Exhibit 99.1
Interim Analysis Results RESTORE-CLI November 18, 2010 Richard J. Powell MD, on behalf of the RESTORE-CLI Investigators "This presentation includes the individual comments and opinions of Richard Powell MD, chief of vascular surgery at Dartmouth-Hitchcock Medical Center in Lebanon, NH. None of Dr. Powell's comments should be considered to be an endorsement of any product or service by Dartmouth-Hitchcock Medical Center."

Outline Overview: Aastrom's Expanded Autologous Cellular Therapy Description: Critical Limb Ischemia Brief Overview: Study Design & Efficacy/Safety Data of Interest 2nd Interim Analysis Population Description: Patients enrolled, randomized, and treated in time for 6 month follow-up 2nd Interim Analysis Results Patient Demographics Patient Disposition Efficacy Results Safety Overview Next Steps for the CLI Program

Aastrom's Approach

Aastrom's Therapy Bone Marrow Expanded Autologous Cells Leveraging the body's regenerative systems and pathways Removes damaged tissue Reduces Inflammation Grows new blood vessels (Angiogenesis)

Monocytes Mesenchymal Stem cells Macrophages Aastrom's Technology Relative Size Density Relative Size Endothelial Precursors Starting Bone Marrow Density Aastrom's technology dramatically expands the tissue regenerative cell populations Aastrom's Technology Monocytes Granulocytes Lymphocytes

Key Cellular Components:

Critical Limb Ischemia (CLI)



Chronic Critical Limb Ischemia
Arterial plaque reduces blood flow to peripheral tissues
Tissue necrosis can occur distal to site of arterial obstruction

Limited Therapeutic Options

- No CLI therapy approved for no-option patients
  - Amputation - only option
- Within one year of diagnosis…
  - 25% will require amputation
  - 25% will die[4]
- Post-amputation mortality at 4 years as high as 76%[3]

Our Focus: 400,000 "No-Option" Patients[4]



CLI
PAD
(8-10 million U.S. patients[1])
CLI
(1-2.5 million U.S. patients[2])
"No-Option" Patients

AASTROM

Sources: (1)Schanzer A, Conte MS. Cardiovasc Med. 2010 June; (2) Yost ML. Critical Limb Ischemia. VOLUME 1 United States Epidemiology Prevalence, Market Opportunities and Analysis of the Two Most Common Comorbidities: Diabetes and Chronic Kidney Disease. 2007; (3)Hansen, Acta Orthop Scand 1998; (4)The SAGE GROUP 2007 and Allie et al. Eurointervention. 2005 May

Brief Overview: Study Design Original Protocol: Up to 150 patients in a prospective, controlled, randomized, double-blind study Based on positive 1st interim (February 2010), stopped enrollment at 86 randomized patients 72 Patients enrolled, randomized, and eligible for treatment were analyzed Enrollment criteria: Age 18-90 yrs old Diagnosed with CLI and no option for revascularization Wounds rate 3 or less on Wagner scale Randomized 2:1 to Treatment vs Control Total 12 month follow-up (visits every 3 months)

2nd Interim, November'10: Efficacy and Safety Data Evaluated Patients: All enrolled, randomized, treated and completing 6-month follow-up Evaluations: Time to first occurrence of treatment failure (TTF) Major amputation of treated leg All-cause mortality Doubling of wound size from baseline De novo gangrene Amputation-free survival (AFS) Major amputation of treated leg All-cause mortality Adverse events

Results Interim Analysis November 2010 6-month evaluation

11 Patient Demographics - ITT population Parameter TRC N = 48 Control N = 24 % Male 71 58 Age (mean, range) 69 (34-90) 67 (40-85) % Current, % Past smokers 17, 67 38, 46 % Current, % Past alcohol 44, 23 29, 33 BMI (mean, range) 26.9 (14-38) 28.1 (18-40) Creatinine mg/dL (mean, range) 1.2 (0.5-2.8) 1.1 (0.5-1.6) N (%) prior below talus amputation 8 (17) 2 (8) N (%) with known Diabetes 21 (44) 15 (63) ITT population: Total 72 patients randomized, and eligible for treatment, 6-month evaluation

Disposition of Treated Patients at 6 month Interim * All 3 patients had a major amputation TRC N = 48 Control N =24 Completed 34 (71) 18 (75) Died 3 (6) 1 (4) Withdrew 6 (13) 0 (0) -w/endpoint* 3 (6) 0 (0) -w/o endpoint 3 (6) 0 (0) Continuing 5 (10) 5 (21)

Time to First Occurrence of Treatment Failure: ITT Population, 2nd Interim 56% risk reduction: HR 0.44 (0.22-0.86)

Aastrom's Therapy Prolongs Time to the First CLI Event

Time to Treatment Failure: Comparison of Interim Analyses Similar shape, p value as 2nd IA Interim 2 Interim 1

Time to Treatment Failure: Comparison of Interim Analyses Similar treatment event rate for both interim analyses Control event rate differs slightly

Treatment Failure: Rates for 1st and 2nd Interim Analyses Similar Treatment Event Rate for Both Interim Analyses Control Event Rate Differs Slightly

Composite Event Rates - 1st & 2nd Interims TRC TRC TRC Control Control Control N (%) with Event 1st Interim * N = 32 2nd Interim N = 16 Total N = 48 1st Interim * N = 14 2nd Interim N = 10 Total N = 24 Amputation 8 (25) 2 (13) 10 (21) 6 (43) 0 (0) 6 (25) De novo Gangrene 5 (16) 1 (6) 6 (13) 2 (14) 3 (30) 5 (21) Wound size doubling from BL 6 (19) 3 (19) 9 (19) 5 (36) 2 (20) 7 (29) Death 1 (3) 2 (13) 3 (6) 1 (7) 0 (0) 1 (4) * Some patients included in the 1st Interim Analysis experienced their event after the time of the 1st interim analysis (between the 1st and 2nd interim analyses)

19 Amputation-Free Survival: ITT population, 2nd Interim 24% risk reduction: HR 0.76 (0.30-1.92)

20 Amputation Free Survival: Comparison of Interim Analyses 1 and 2 Dissimilar shape, p value IA 1 vs IA 2 Interim 2 Interim 1

Amputation Free Survival: Comparison of Interim Analyses Similar Treatment Event Rate for Both Interim Analyses Control Event Rate Markedly Different

Amputation Free Survival - Rates for 1st and 2nd Interim Analyses Similar Treatment Event Rate for Both Interim Analyses Control Event Rate Differs Markedly

Typical Event Rates in No-Option CLI Trials: Author N AFS Event Rate Time Period Horie et al. (2010) G-CSF mobilized PBMNC 140 43% 1 year Nikol et al. (2008) Talisman 201 Placebo 56 51.8% 1 year Brass et al. (2006) Circulase Placebo 177 17.5% 6 months Onodera et al. (2010) BM-MNC or M-PBMNC 185 27-34% 2 year Matoba et al. (2008) BM-MNC 74 31-38% 1 year Usual AFS event rates are ^ 30-40%

Differences in Baseline Characteristics: IA 1 and IA 2 TRC TRC Control Control Parameter 1st Interim N (%) 2nd Interim N (%) 1st Interim N (%) 2nd Interim N (%) Treated Patients 32 16 14 10 Male 25 (78) 9 (56) 8 (57) 6 (60) Female 7 (22) 7 (44) 6 (43) 4 (40) Baseline Physical Examination Previous Amputation on Treated Side 5 (16) 3 (19) 2 (14) 0 (0) Wound 18 (56) 11 (69) 9 (64) 7 (70) Medications ASA 25 (78) 12 (75) 11 (79) 9 (90) Statin 24 (75) 14 (88) 11 (79) 10 (100) ACE Inhibitors 11 (34) 4 (25) 5 (36) 7 (70)

Safety Evaluation:

26 Safety Overview: All Aspirated Patients Safety Parameter TRC N = 53 Control N = 24 N (%) with Adverse Events 46 (87) 22 (92) N (%) Serious Adverse Event 23 (43) 12 (50) N (%) withdrawal due to AE 1 (2) 0 (0) N (%) Deaths * 3 (6) 1 (4) * An additional TRC treated patient died after the study completed.

27 Safety Overview: All Aspirated Patients; AEs in > 10% of Patients Preferred Term N (%) TRC N = 53 Control N = 24 Pain in extremity 17 (32) 4 (17) Gangrene 6 (11) 6 (25) Cellulitis 5 (9) 6 (25) Skin Ulcer 7 (13) 4 (17) Localized infection 5 (9) 3 (13) Nausea 5 (9) 3 (13)

Summary: RESTORE-CLI 6-Month Interim Analysis Continued evidence of an excellent safety profile Time to treatment failure continues to be statistically significant (p = 0.0132) > All events of this composite (amputation, death, doubling in wound size and de novo gangrene) are delayed in comparison to the placebo group 24% reduction in event rate for amputation and death (although unlike interim analysis 1, not statistically significant) > Control event rate changed from 1st interim

Impact on Phase 3 Plans Improved Phase 3 sample size understanding Phase 3 Interim Analysis planned to reassess sample size estimates Improved understanding of key design issues Continuing the work to support the Phase 3 program launch in the 1st half of 2011

Next Steps: Awaiting FDA Feedback from SPA (submitted 10/18/2010) Finalize the protocols based on their response Ensure FDA agreement with production of Aastrom's expanded autologous cell therapy (CMC amendment) Launch Phase 3 studies

"Aastrom would like to thank all of the patients, clinical coordinators, and investigators for contributing to and participating in the Aastrom Phase 2b, RESTORE-CLI trial."